EXHIBIT 10.35(v)

AMENDMENT No. 22 TO PURCHASE AGREEMENT No. GPJ-003/96

This Amendment No. 22 ("Amendment 22") dated as of January 24 , 2002 is between EMBRAER - Empresa Brasileira de Aeronautica S.A. ("EMBRAER") and ExpressJet Airlines, Inc. (formerly known as Continental Express, Inc.) ("BUYER"), collectively hereinafter referred to as the "PARTIES", and relates to Purchase Agreement No. GPJ-003/96, as amended from time to time together with its Attachments and amendments, (collectively referred to as the "Purchase Agreement") for the purchase of up to two hundred twenty five (225) new EMB-145 aircraft (the "AIRCRAFT").

All terms defined in the Purchase Agreement shall have the same meaning when used herein, and in case of any conflict between this Amendment 22 and the Purchase Agreement, this Amendment shall control.

WHEREAS, BUYER and EMBRAER wish to amend the Purchase Agreement to (a) reduce the number of EMB-145 LR and ER AIRCRAFT purchased thereunder to a combined total of 141 (already delivered and to be delivered Firm ER and LR AIRCRAFT), (b) increase the number of firm XR AIRCRAFT to be purchased by BUYER by eleven (11), and (c) convert 18 Firm LR AIRCRAFT into 18 Firm XR AIRCRAFT;

NOW, THEREFORE, for good and valuable consideration the sufficiency of which is acknowledged by the PARTIES, EMBRAER and BUYER hereby agree to amend the Purchase Agreement as follows:

1. The text of Article 2.a of the Purchase Agreement is deleted and replaced with the following:

    EMBRAER shall supply and BUYER shall purchase and take delivery of twenty-four (24) newly manufactured Firm ER AIRCRAFT and one hundred seventeen (117) newly manufactured Firm LR AIRCRAFT and of one hundred four (104) newly manufactured Firm XR AIRCRAFT and one hundred (100) Reconfirmation AIRCRAFT, as defined below, upon the terms and conditions contained in this Agreement.

2. The text of paragraph a.1 of Article 4 of the Purchase Agreement is hereby deleted and replaced with the following:

An initial non-refundable deposit of: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per each of the first [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] has been previously paid by BUYER to EMBRAER; (ii) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per each of the LR AIRCRAFT [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] has been previously paid by BUYER to EMBRAER; (iii) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per each of the XR AIRCRAFT [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] has been previously paid by BUYER to EMBRAER.

3. The text of paragraph a of Article 5 of the Purchase Agreement is hereby deleted and replaced with the following:

a. AIRCRAFT: Subject to payment in accordance with Article 4 hereof and compliance with the conditions of this Agreement, the AIRCRAFT shall be made available for delivery by EMBRAER to BUYER in F.A.F. (Fly Away Factory) condition, at Sao Jose dos Campos, State of Sao Paulo, Brazil, according to the following schedule:

a.1. 2001 LR AIRCRAFT Deliveries

LR Aircraft #	LR Aircraft Contractual Delivery Dates	LR Aircraft #	LR Aircraft Contractual Delivery Dates
100	October 2001	105	December 2001
101	October 2001	106	December 2001
102	October 2001	107	December 2001
103	November 2001	108	December 2001
104	November 2001

a.2. 2002 LR AIRCRAFT Deliveries

LR Aircraft #	LR Aircraft Contractual Delivery Dates	LR Aircraft #	LR Aircraft Contractual Delivery Dates
109	January 2002	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
110	January 2002
111	January 2002
112	February 2002
113	February 2002
114	February 2002

a.3. [CONFIDENTIAL MATERIAL OMITTED AND FILED    SEPARATELY WITH THE SECURITIES AND EXCHANGE    COMMISSION PURSUANT TO A REQUEST FOR    CONFIDENTIAL TREATMENT] XR AIRCRAFT Deliveries

XR Aircraft #	XR Aircraft Contractual Delivery Dates	XR Aircraft #	XR Aircraft Contractual Delivery Dates
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

To the extent that the specific LR AIRCRAFT Contractual Delivery Dates are not identified in Articles 5.a.1 and 5.a.2 and the specific XR AIRCRAFT Contractual Delivery Dates are not identified in Articles 5.a.3, 5.a.4, 5.a.5 and 5.a.6, EMBRAER will give BUYER notice ("Final Delivery Notice") of the date on which EMBRAER considers that each such AIRCRAFT will be ready for inspection and such date shall be no fewer than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (the "Inspection Date"). The Final Delivery Notice will be provided to BUYER by EMBRAER no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. Each of the newly manufactured LR Aircraft beginning with Aircraft from the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

  All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment, shall remain in full force and effect without any change.

[Intentionally left blank]

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 22 to the Purchase Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira EXPRESSJET AIRLINES, INC.

de Aeronautica S.A.

By : /s/ Horacio Aragenes Forjaz By : /s/ Frederick S. Cromer

Name : Horacio Aragenes Forjaz Name : Frederick S. Cromer

Title : Executive Vice President Title : Vice President and Chief Financial

Planning and Organizational Financial Officer

Development ExpressJet Airlines, Inc.

By : /s/ Flavio Rimoli

Name : Flavio Rimoli

Title : Director of Contracts

Date: January 24, 2002 Date: January 24, 2002

Place : Sao Jose Dos Campos, S.P. Place : Houston, Texas

Witness: /s/ Fernando Bueno Witness: /s/ Amy K. Sedano

Name : Fernando Bueno Name : Amy K. Sedano